UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2018

Date of reporting period:	8/31/2018

Item 1 – Reports to Stockholders

     PGIM NATIONAL MUNI FUND

(Formerly known as Prudential National Muni Fund, Inc.)

ANNUAL REPORT

AUGUST 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income exempt from federal income taxes

Highlights (unaudited)

•

The Fund’s overweight versus the Bloomberg Barclays Municipal Bond Index (the Index) in longer-term municipal bonds enhanced returns, as the spreads (the difference in yields) between longer-term municipal bonds and intermediate- and shorter-term municipal bonds narrowed.

•

The Fund benefited from its overweight in tobacco settlement bonds, which were among the top performers in the municipal market during the reporting period. Tobacco settlement bonds are backed by payments from tobacco companies participating in the Master Trust Agreement.

•

The Fund’s longer duration position versus the Index detracted from performance as interest rates rose during the reporting period. Duration measures a portfolio’s sensitivity to changes in interest rates.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of

PGIM National Muni Fund	3

determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the

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financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM National Muni Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM National Muni Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM National Muni Fund

October 15, 2018

*The Prudential Day One Funds did not change their names.

PGIM National Muni Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–3.41	3.30	3.55	—
Class B	–4.59	3.68	3.71	—
Class C	–1.15	3.36	3.26	—
Class Z	0.89	4.40	4.23	—
Class R6*	N/A	N/A	N/A	1.34** (12/4/17)
Bloomberg Barclays Municipal Bond Index
	0.49	4.12	4.32	—
Lipper General & Insured Municipal Debt Funds Average
	0.84	4.33	4.10	—

	Average Annual Total Returns as of 8/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.61	4.15	3.98	—
Class B	0.28	3.86	3.71	—
Class C	–0.17	3.36	3.26	—
Class Z	0.89	4.40	4.23	—
Class R6*	N/A	N/A	N/A	1.34** (12/4/17)
Bloomberg Barclays Municipal Bond Index
	0.49	4.12	4.32	—
Lipper General & Insured Municipal Debt Funds Average
	0.84	4.33	4.10	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2008) and the account values at the end of the current fiscal year (August 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**Not annualized

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the class’ inception date.

PGIM National Muni Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6**
Maximum initial sales charge	4.00% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	0.50%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index (the Index) is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The cumulative total return for the Index measured from the month end closest to the inception date of the Fund’s Class R6 shares is 1.30%.

Lipper General & Insured Municipal Debt Funds Average—The Lipper General & Insured Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The cumulative total return for the Lipper Average measured from the month end closest to the inception date of the Fund’s Class R6 shares is 1.25%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 8/31/18 (%)
AAA	11.9
AA	45.2
A	29.2
BBB	11.7
BB	0.2
B	1.3
CC	0.4
Not Rated	0.4
Cash/Cash Equivalents	–0.3
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Value may not sum to 100% due to rounding.

Distributions and Yields as of 8/31/18
	Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0%	40.8%		37.0%	40.8%
Class A	0.50	2.05	3.25	3.46	2.05	3.25	3.46
Class B	0.45	2.02	3.21	3.41	2.02	3.21	3.41
Class C	0.38	1.38	2.19	2.33	1.38	2.19	2.33
Class Z	0.53	2.32	3.68	3.92	2.32	3.68	3.92
Class R6****	0.43	2.34	3.71	3.95	0.74	1.17	1.25

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

****Formerly known as Class Q shares.

PGIM National Muni Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM National Muni Fund’s Class Z shares returned 0.89% for the 12-month period that ended August 31, 2018, outperforming the 0.49% return of the Bloomberg Barclays Municipal Bond Index (the Index) and also the 0.84% return of the Lipper General & Insured Municipal Debt Funds Average.

What were market conditions?

•	Municipal securities exhibited mixed performance during the reporting period, as interest rates moved higher across the curve.

•

The passage of the Tax Cuts and Jobs Act of 2017 drove a surge in refunding supply, as the law eliminated the prospective ability of municipal entities to advance-refund their debt through tax-exempt financing, starting in 2018. This shift in policy accelerated a significant amount of issuance into late 2017, leading to a drop in supply at the beginning of 2018 and through the end of the reporting period. While this supply reduction provided a strong technical tailwind for the municipal market, higher interest rates across the curve muted the positive impact of the light issuance on performance.

•	During the period, municipal bonds outperformed Treasury bonds in the intermediate part of the curve, but underperformed Treasury bonds on the short and long ends of the curve.

•

The Federal Reserve (the Fed) hiked short-term interest rates three times during the period, with 25-basis-point increases in December 2017 and in March and June 2018. (A basis point is 0.01%.) The municipal yield curve between five-year and 30-year maturities flattened by 58 basis points.

•

Near the beginning of the period, Puerto Rico was devastated by Hurricane Maria, and Puerto Rico bonds fell significantly. Bond prices recovered as federal aid flowed to the commonwealth. In addition, ongoing negotiations between various Puerto Rico entities and creditor groups resulted in several preliminary restructuring agreements, further supporting bond prices.

•

State and local governments overall continued to generate higher revenues through increased tax receipts, which provided for timely balanced budgets. Unfunded retiree obligations remain a broader long-term issue, with the states of Illinois and New Jersey, as well as the city of Chicago, at the forefront of this concern.

What worked?

•

The Fund’s overweight versus the Index in longer-term municipal bonds enhanced returns, as the spreads (the difference in yields) between longer-term municipal bonds and intermediate- and shorter-term municipal bonds narrowed.

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•	An overweight versus the Index in healthcare municipal bonds, which outperformed during the reporting period, contributed positively to performance.

•

The Fund benefited from its overweight in tobacco settlement bonds, which were among the top performers in the municipal market during the reporting period. Tobacco settlement bonds are backed by payments from tobacco companies participating in the Master Trust Agreement.

•	The Fund’s overweight compared to the Index in Puerto Rico bonds added to results, as their prices recovered during the period.

What didn’t work?

•	The Fund’s longer duration position versus the Index detracted from performance as interest rates rose during the reporting period.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund held futures contracts on US Treasuries during part of the reporting period to shorten the portfolio’s duration, which reduced its sensitivity to changes in interest rates. This strategy had a slightly negative impact on performance during the reporting period.

Current outlook

•	By the end of 2018, PGIM Fixed Income expects a more supportive technical environment, driven by seasonal factors.

•

Range-bound interest rates should continue to support mutual fund flows. Higher yields and a steepening of the municipal yield curve in 2018 could also present a more attractive entry point for certain investors.

•

While problems with certain credits that have dominated market headlines in recent years have not yet been resolved, PGIM Fixed Income continues to believe that these credit stories do not pose a systemic risk to the broader municipal bond market.

PGIM National Muni Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM National Muni Fund		Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,017.90	0.83%	$4.22
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Class B	Actual	$1,000.00	$1,016.30	1.13%	$5.74
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
Class C	Actual	$1,000.00	$1,013.90	1.59%	$8.07
	Hypothetical	$1,000.00	$1,017.19	1.59%	$8.08
Class Z	Actual	$1,000.00	$1,018.90	0.63%	$3.21
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Class R6**	Actual	$1,000.00	$1,021.00	0.61%	$3.11
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM National Muni Fund	15

Schedule of Investments

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 99.2%

Alabama 0.6%
Jefferson Cnty. Sewer Rev.,
Sr. Lien, Warrants, Ser. A, AGM	5.000%	10/01/44	500	$544,420
Sr. Lien, Warrants, Ser. A, AGM	5.250	10/01/48	500	549,455
Lower Alabama Gas Dist. Rev.,
Ser. A	5.000	09/01/31	1,000	1,160,020
Ser. A	5.000	09/01/46	1,000	1,197,900

				3,451,795

Arizona 2.7%
Arizona St. Ctfs. Part. Dept. Admin., Ser. A, AGM	5.250	10/01/28	2,000	2,070,320
Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., Ser. A	5.000	01/01/41	1,000	1,132,850
Phoenix Civic Impt. Corp. Rev., Ser. A, AMT	5.000	07/01/47	2,000	2,224,320
Pima Cnty. Indl. Dev. Auth. Rev., Tucson Elec. Pwr., Rfdg.	4.000	09/01/29	2,000	2,089,400
Salt River Proj. Agric. Impt. & Pwr. Dist. Elec. Sys. Rev., Ser. A, Rfdg.	4.000	01/01/38	2,000	2,092,180
Salt Verde Fin. Corp.,
Sr. Gas Rev., Sr. Bonds	5.000	12/01/32	2,575	3,020,913
Sr. Gas Rev., Sr. Bonds	5.000	12/01/37	3,360	3,982,877

				16,612,860

California 16.6%
Anaheim Pub. Fing. Auth. Lease Rev., Sr. Pub. Impvts. Proj., Ser. A, AGM	6.000	09/01/24	5,500	6,356,130
Bay Area Toll Auth. Rev., Ser. F-1	5.000	04/01/56	2,000	2,248,840
California Cnty. Tob. Secur. Agcy. Rev., Tob. Conv. Bonds, Ser. B	5.100	06/01/28	1,250	1,250,338
California Hlth. Facs. Fing. Auth. Rev.,
Kaiser Permanente, Sub., Ser. A-2	4.000	11/01/44	3,000	3,090,420
Scripps Hlth., Ser. A	5.000	11/15/36	1,000	1,040,410
Stanford Healthcare, Ser. A, Rfdg.	5.000	08/15/54	1,000	1,106,680
Stanford Hosp., Ser. B, Rfdg. (Pre-refunded date 11/15/20)(ee)	5.000	11/15/36	2,000	2,150,520
Sutter Hlth., Ser. D, Rfdg.	5.250	08/15/31	1,000	1,093,370
California Muni. Fing. Auth. Rev., Sr. Lien-LINXS APM Proj., Ser. A, AMT	5.000	12/31/47	1,250	1,391,425

See Notes to Financial Statements.

PGIM National Muni Fund	17

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California Poll. Ctrl. Fing. Auth. Wtr. Facs. Rev.,
Amern. Wtr. Cap. Corp. Proj., 144A	5.250%		08/01/40	1,250	$1,322,425
Var. Exxonmobil Proj. FRDD (Mandatory put date 09/04/18)	1.500	(cc)	12/01/29	500	500,000
California St.,
GO	5.000		03/01/45	3,000	3,379,650
GO	5.000		08/01/46	1,500	1,711,980
GO	5.250		11/01/40	1,250	1,341,025
GO, Rfdg.	5.000		08/01/45	500	566,940
Var. Purp., GO	5.000		10/01/29	2,000	2,072,840
Var. Purp., GO	5.000		09/01/41	4,250	4,623,277
Var. Purp., GO	5.000		10/01/41	1,250	1,362,750
Var. Purp., GO	5.000		04/01/42	7,000	7,669,690
Var. Purp., GO	5.000		10/01/44	2,500	2,824,475
Var. Purp., GO	5.000		10/01/47	3,000	3,405,840
Var. Purp., GO	5.250		04/01/35	1,250	1,384,812
Var. Purp., GO	5.500		11/01/39	1,000	1,043,390
Var. Purp., GO	6.000		03/01/33	1,500	1,597,185
Var. Purp., GO	6.000		04/01/38	2,260	2,315,732
Var. Purp., GO	6.000		11/01/39	2,000	2,099,600
California St. Univ. Rev., Ser. A, Systemwide	5.000		11/01/37	1,250	1,356,100
California Statewide Cmntys. Dev. Auth. Rev.,
Cottage Hlth.	5.000		11/01/40	2,100	2,203,572
Green Marin General Hosp. Proj., Ser. A	4.000		08/01/45	750	761,670
Sutter Hlth., Ser. A (Pre-refunded date 08/15/20)(ee)	6.000		08/15/42	3,000	3,254,700
Foothill-De Anza Cmnty. College Dist., Ser. C, GO (Pre-refunded date 08/01/21)(ee)	5.000		08/01/40	1,250	1,369,800
Golden St. Tob. Secur. Corp. Rev.,
Ser. A-1, Rfdg.	5.000		06/01/28	1,125	1,294,920
Ser. A-1, Rfdg.	5.000		06/01/29	1,250	1,432,600
Ser. A-1, Rfdg.	5.000		06/01/35	1,545	1,749,774
Long Beach Bond Fing. Auth. Nat. Gas Pur. Rev.,
Ser. A	5.000		11/15/35	1,140	1,377,622
Ser. A	5.500		11/15/37	1,000	1,284,330
Los Angeles Calif. Dept. Arpts. Rev.,
Ser. A, AMT	5.000		05/15/38	2,500	2,755,325
Ser. A, AMT	5.000		05/15/47	1,000	1,118,710
Ser. A, AMT	5.250		05/15/48	1,000	1,158,810
Ser. C, AMT	5.000		05/15/44	1,000	1,127,060
Los Angeles Dept. of Wtr. Rev., Wtr. Sys., Ser. B	5.000		07/01/34	2,500	2,806,350
M-S-R Energy Auth., Calif. Rev., Ser. A	6.500		11/01/39	2,000	2,801,860

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., AMBAC, CABS	2.910	%(s)	08/01/25	2,000	$1,637,160
Port of Oakland Rev., Sr. Lien., Ser. P, Rfdg., AMT	5.000		05/01/33	1,750	1,896,772
Riverside Cnty. Pub. Fing. Auth. Rev., Cap. Facs. Proj.	5.250		11/01/45	1,000	1,151,530
San Diego Cmnty. College Dist., Election of 2006, GO (Pre-refunded date 08/01/21)(ee)	5.000		08/01/41	1,500	1,643,760
San Diego Cnty. Regl. Arpt. Auth. Rev., Sr. Ser. B, AMT	5.000		07/01/43	2,000	2,180,140
San Francisco City & Cnty. Arpts. Comm. Rev.,
Second Ser. A, AMT	5.250		05/01/33	1,000	1,112,210
Second Ser. F, Rfdg., AMT	5.000		05/01/28	1,635	1,752,851
Ser. D, AMT	5.000		05/01/48	3,500	3,942,120
Walnut Energy Ctr. Auth. Rev., Rfdg.	5.000		01/01/34	800	903,088

					103,022,578

Colorado 1.2%
Colorado Hlth. Facs. Auth., Vail Valley Med. Ctr. Rev.	4.000		01/15/45	1,500	1,509,465
Colorado Hlth. Facs. Auth. Rev., Adventist Hlth. Sys./Sunbelt, Ser. A	4.000		11/15/48	1,500	1,527,735
Denver City & Cnty. Arpt. Sys. Rev.,
Ser. A, Rfdg., AMT	5.250		11/15/22	1,000	1,091,940
Sub. Sys., Ser. A, AMT	5.250		12/01/43	3,000	3,448,350

					7,577,490

Connecticut 0.9%
Connecticut St., Ser. C, GO	5.000		06/15/28	1,000	1,147,340
Connecticut St. Dev. Auth. Rev., Light & Pwr. Co. Proj., Ser. A, Rfdg.	4.375		09/01/28	1,000	1,056,930
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Ser. M	5.375		07/01/41	1,250	1,334,250
Connecticut St. Special Tax Rev., Trans. Infrastructure, Ser. A	5.000		01/01/38	2,000	2,213,300

					5,751,820

See Notes to Financial Statements.

PGIM National Muni Fund	19

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

District of Columbia 2.5%
Dist. of Columbia, Rev.,
Friendship Pub. Chrt. Schl., Rfdg.	5.000%	06/01/46	1,385	$1,494,484
Gallaudet Univ.	5.500	04/01/34	600	646,428
Kipp. Chrt. Schl. (Pre-refunded date 07/01/23)(ee)	6.000	07/01/43	850	1,000,816
Kipp. Chrt. Schl. (Pre-refunded date 07/01/23)(ee)	6.000	07/01/48	725	853,637
Kipp. Issue, Ser. A, Rfdg.	5.000	07/01/48	1,250	1,363,687
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Rfdg., AMT	5.000	10/01/47	1,000	1,118,180
Ser. A, AMT	5.000	10/01/31	2,500	2,723,300
Ser. A, AMT	5.000	10/01/44	1,000	1,093,980
Ser. A, AMT	5.250	10/01/27	1,000	1,002,580
Ser. B, AMT	5.000	10/01/25	3,000	3,169,200
Ser. C, AMT	5.000	10/01/27	1,000	1,077,160

				15,543,452

Florida 7.6%
Broward Cnty. FL Arpt. Rev.,
AMT	5.000	10/01/47	1,000	1,116,530
Ser. A, AMT	5.000	10/01/45	3,000	3,297,420
Ser. A, AMT	5.250	10/01/43	1,500	1,658,415
Central Florida Expressway Auth. Rev., Sr. Lien, Rfdg.	4.000	07/01/41	2,000	2,046,240
Citizens Ppty. Ins. Corp. Rev., Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,103,720
Cityplace Cmnty. Dev. Dist. Rev., Rfdg.	5.000	05/01/26	1,000	1,109,070
Davie Edl. Facs. Rev.,
Nova Southeastern Univ. Proj., Ser. A	5.625	04/01/43	500	552,075
Nova Southeastern Univ. Proj., Ser. A	6.000	04/01/42	1,000	1,125,440
Florida Higher Edl. Facs. Fin. Auth. Rev., Edl. Facs., Ringling Clg., Proj.	5.000	03/01/47	2,500	2,685,875
Greater Orlando Aviation Auth. Rev., Priority Sub. Ser. A, AMT	5.000	10/01/52	1,000	1,104,250
Highlands Cnty. Hlth. Facs. Auth. Rev.,
Adventist Hlth./Sunbelt, Rmkt.	6.000	11/15/37	2,435	2,567,756
Adventist Hlth./Sunbelt, Rmkt., Ser. B (Pre-refunded date 11/15/19)(ee)	6.000	11/15/37	5	5,252
Miami Beach Redev. Agcy. Tax Alloc., Tax Incr. Rev. City Ctr. Rfdg., AGM	5.000	02/01/44	1,500	1,671,600
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. B	5.000	10/01/41	2,500	2,641,525

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Miami Dade Cnty. Aviation Rev., (cont’d.)
Ser. B, Rfdg., AMT	5.000%	10/01/40	2,000	$2,241,320
Miami Dade Cnty. Hlth. Facs. Auth. Rev., Nicklaus Children’s Hospital, Ser. A, Rfdg.	5.000	08/01/42	1,955	2,168,173
Miami Dade Cnty. Wtr. & Swr. Sys. Rev., Ser. B, Rfdg., AGM	5.250	10/01/22	5,000	5,636,550
Mid-Bay Bridge Auth. Rev., Ser. A, Rfdg.	5.000	10/01/40	1,000	1,090,610
North Sumter Cnty. Util. Dependent Dist., Wtr. & Swr. Rev.	5.750	10/01/43	1,500	1,610,745
Orange Cnty. Hlth. Fac. Auth. Rev., Orlando Hlth. Inc., Ser. B, Rfdg.	5.000	10/01/44	1,000	1,099,500
Palm Beach Hlth. Facs. Auth. Rev., BRRH Corp. Oblig. Grp., Rfdg.	5.000	12/01/31	500	542,265
South Lake Cnty. Hosp. Dist. Rev.,
South Lake Hosp., Inc.	5.250	10/01/34	750	785,145
South Lake Hosp., Inc., Ser. A	6.250	04/01/39	2,500	2,550,150
South Miami Hlth. Facs. Auth. Rev., Baptist Hlth. South FL., Rfdg.	5.000	08/15/47	1,000	1,120,850
Tampa FL. Hlth. Sys. Rev., Baycare Hlth. Sys., Ser. A	5.000	11/15/33	3,000	3,266,310
Village Cmnty. Dev. Dist. No. 6,
Spl. Assess., Rfdg.	4.000	05/01/27	350	364,819
Spl. Assess., Rfdg.	4.000	05/01/28	360	372,510
Spl. Assess., Rfdg.	4.000	05/01/29	375	385,774
Village Cmnty. Dev. Dist. No.10, Spl. Assess.	4.500	05/01/23	1,045	1,107,408

				47,027,297

Georgia 2.1%
Atlanta Arpt. Rev.,
Gen., Ser. B, AMT	5.000	01/01/30	500	529,290
Gen., Ser. C, Rfdg.	6.000	01/01/30	3,250	3,555,858
Gwinnett Cnty. Hosp. Auth. Rev., Gwinnett Hosp. Sys., Ser. D, AGM	5.500	07/01/41	1,500	1,540,935
Private Colleges & Univs. Auth. Rev.,
Emory Univ., Ser. C	5.250	09/01/39	5,000	5,169,300
Savannah Clg. of Art & Design	5.000	04/01/44	2,120	2,277,452

				13,072,835

See Notes to Financial Statements.

PGIM National Muni Fund	21

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Hawaii 1.4%
Hawaii Pac. Hlth. Rev., Ser. A, Rfdg. (Pre-refunded date 07/01/20)(ee)	5.500%	07/01/40	1,000	$1,067,500
Hawaii Pac. Hlth. Spl. Purp. Rev., Ser. B (Pre-refunded date 07/01/20)(ee)	5.750	07/01/40	500	535,980
Hawaii St. Arpts. Sys. Rev.,
Ser. A, AMT	5.000	07/01/45	1,000	1,100,480
Ser. A, AMT	5.000	07/01/48	3,000	3,352,650
Hawaii St. Dept. Budget & Fin. Rev., Pac. Hlth. Oblig., Ser. A, Rfdg.	5.500	07/01/43	2,500	2,776,175

				8,832,785

Illinois 13.9%
Chicago Board of Ed. Rev.,
Dedicated Capital Impt.	5.000	04/01/46	1,000	1,072,690
Ser. A, Rfdg., GO	4.000	12/01/20	500	504,565
Unrefunded, Ser. F, Rfdg., GO	5.000	12/01/18	1,000	1,004,840
Chicago O’Hare Int’l. Arpt. Rev.,
Gen Arpt., 3rd Lien, Ser. C (Pre-refunded date 01/01/21)(ee)	6.500	01/01/41	1,000	1,104,950
Gen. Arpt. Sr. Lien, Ser. B, Rfdg., AMT	5.000	01/01/32	2,000	2,130,720
Sr. Lien, Ser. D	5.250	01/01/42	2,000	2,267,680
Chicago Trans. Auth. Rev., 2nd Lien	5.000	12/01/46	3,000	3,217,320
Chicago Trans. Auth. Sales Tax Recpts. Rev., Transit Imps.	5.250	12/01/40	1,000	1,063,180
Chicago Wastewater Transmn. Rev.,
2nd Lien	5.000	01/01/39	2,000	2,130,420
2nd Lien, Rmkt., Ser. C, Rfdg.	5.000	01/01/39	2,000	2,142,940
2nd Lien, Ser. A	5.000	01/01/47	1,000	1,073,800
Chicago Waterworks Rev.,
2nd Lien, Rfdg.	5.000	11/01/32	1,295	1,387,062
2nd Lien, Rfdg.	5.000	11/01/36	2,140	2,363,031
2nd Lien, Ser. A-1	5.000	11/01/30	1,380	1,539,169
Chicago, IL,
Proj., Ser. A, Rfdg., GO	5.250	01/01/29	500	533,865
Proj., Ser. A, Rfdg., GO, AGM	5.000	01/01/29	5,000	5,154,800
Rmkt., Rfdg., GO	5.000	01/01/19	750	756,037
Ser. C, Rfdg., GO	5.000	01/01/23	270	282,239
Ser. C, Rfdg., GO	5.000	01/01/24	340	366,608
Ser. C, Rfdg., GO	5.000	01/01/26	1,000	1,089,360
Illinois Fin. Auth. Rev.,
Central DuPage Hlth. (Pre-refunded date 11/01/19)(ee)	5.250	11/01/39	2,000	2,079,440
Northwestern Memorial, Ser. A, Rfdg.	4.000	07/15/47	1,500	1,523,385

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Illinois Fin. Auth. Rev., (cont’d.)
Provena Hlth., Ser. A (Pre-refunded date 05/01/20)(ee)	6.000%		05/01/28	1,500	$1,603,800
Illinois St.,
GO	5.000		04/01/31	1,000	1,037,840
GO	5.000		05/01/39	1,000	1,028,180
GO	5.250		02/01/29	2,000	2,140,440
GO, Rfdg., AGM	5.000		01/01/23	3,000	3,084,570
Ser. A, GO	5.000		04/01/20	265	274,482
Ser. A, GO	5.000		12/01/42	2,500	2,599,225
Ser. B, GO, Rfdg.	5.250		01/01/20	1,505	1,555,658
Ser. D, GO	5.000		11/01/23	3,500	3,716,685
Ser. D, GO	5.000		11/01/26	1,500	1,599,135
Ser. D, GO	5.000		11/01/27	2,500	2,668,225
Illinois St. Sales Tax Rev., Build Illinois Bonds, Rfdg.	5.000		06/15/20	2,000	2,093,120
Illinois St. Toll Hwy. Auth. Rev.,
Ser. A	5.000		01/01/38	3,125	3,409,594
Ser. A	5.000		01/01/42	2,000	2,257,140
Ser. B	5.000		01/01/40	5,000	5,528,100
Ser. C	5.000		01/01/39	2,000	2,196,080
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion,
Ser. A, CABS, NATL	4.580	(s)	12/15/34	10,000	4,784,900
Ser. A, CABS, NATL	4.690	(s)	06/15/37	7,500	3,140,550
Railsplitter Tob. Settlement Auth. Rev.,
Ser. 2010 (Pre-refunded date 06/01/21)(ee)	6.000		06/01/28	1,250	1,387,162
Tob. Set. Funded	5.000		06/01/28	1,000	1,132,000
Regl. Trans. Auth. Rev., Ser. A	4.000		06/01/37	3,605	3,718,702
Springfield Elec. Rev., Sr. Lien, AGM, Rfdg.	4.000		03/01/40	1,000	1,012,550

					86,756,239

Indiana 0.1%
Indianapolis Loc. Pub. Impt. Bank Rev., Wtrwrks. Proj., Unrefunded, Ser. A, Rfdg.	5.750		01/01/38	795	804,779

Kansas 0.6%
Kansas Dev. Fin. Auth. Rev., Adventist Hlth. Sys./Sunbelt, Ser. C, Rfdg. (Pre-refunded date 11/15/19)(ee)	5.750		11/15/38	25	26,128

See Notes to Financial Statements.

PGIM National Muni Fund	23

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Kansas (cont’d.)
Kansas Dev. Fin. Auth. Rev., (cont’d.)
Adventist Hlth. Sys./Sunbelt, Ser. C, Rfdg. (Pre-refunded date 11/15/19)(ee)	5.750%	11/15/38	975	$1,021,351
Wyandotte Cnty.-Kansas City Unified Govt. Util. Sys. Rev., Impvt., Ser. A	5.000	09/01/45	2,170	2,407,138

				3,454,617

Kentucky 0.6%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Hlth. Sys., Ser. A (Pre-refunded date 06/01/20)(ee)	6.375	06/01/40	2,500	2,692,625
Owen Cnty. Wtrwks. Sys. Rev.,
Amer. Wtr. Co. Proj., Ser. A	6.250	06/01/39	500	516,505
Amer. Wtr. Co., Ser. B	5.625	09/01/39	540	560,045

				3,769,175

Louisiana 1.1%
Louisiana Pub. Facs. Auth. Rev.,
Franciscan Mis. Rfdg. (Pre-refunded date 07/01/25)(ee)	5.000	07/01/39	10	11,654
Franciscan Mis. Unrefunded, Rfdg.	5.000	07/01/39	1,990	2,174,712
Franciscan Missionaries (Pre-refunded date 07/01/19)(ee)	6.750	07/01/39	1,000	1,040,860
Louisiana St. Hwy. Impt. Rev., Ser. A	5.000	06/15/34	1,250	1,392,187
New Orleans Sewerage Serv., Sewer Imps., Rev. Bonds	5.000	06/01/45	500	546,850
St. Charles Parish Gulf Zone Opp. Zone Rev., Valero Energy Corp. (Mandatory put date 06/01/22)	4.000	12/01/40	1,500	1,579,785

				6,746,048

Maine 0.2%
Maine Hlth. & Higher Edl. Facs. Auth. Rev., Maine Healthcare, Ser. A	4.000	07/01/48	1,000	1,003,180

Maryland 0.8%
Frederick Cnty. Spl. Oblig. Urbana Cmnty. Dev. Auth. Rev., Ser. A	5.000	07/01/40	2,000	2,083,720

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Maryland (cont’d.)
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth. (Pre-refunded date 07/01/21)(ee)	6.000%		07/01/41	400	$443,328
Washington Suburban Sanitary Comm. Rev., Consol. Pub. Impt., 2nd Ser., GO	4.000		06/01/40	2,150	2,238,537

					4,765,585

Massachusetts 2.7%
Massachusetts Bay Trans. Auth. Rev., Mass. Sales Tax, Ser. B, NATL	5.500		07/01/27	1,325	1,639,091
Massachusetts St. Dev. Fin. Agcy. Rev., Ser. K-6, Partners Healthcare (Pre-refunded date 07/01/20)(ee)	5.375		07/01/41	5,000	5,326,350
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Tufts Univ., Ser. M	5.500		02/15/28	3,000	3,724,350
Massachusetts St. Port Auth. Rev., Ser. A, AMT	5.000		07/01/42	1,000	1,072,050
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., AMT, NATL	5.000		07/01/32	5,000	5,009,950

					16,771,791

Michigan 0.9%
Michigan St. Bldg. Auth. Rev., Facs. Proj., Ser. I-A, Rfdg.	5.375		10/15/41	750	817,425
Michigan St. Hosp. Fin. Auth. Rev., Ascension Sr. Credit Grp., Rfdg.	5.000		11/15/46	3,000	3,379,500
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Ser. D, Rfdg., AMT	5.000		12/01/28	1,500	1,641,030

					5,837,955

Minnesota 0.2%
Minneapolis-St. Paul Metropolitan Arpts. Comm. Rev., Sr., Ser. C	5.000		01/01/46	1,000	1,132,120

Mississippi 0.1%
Mississippi St. Bus. Fin. Corp. Rev., Chevron USA, Inc., Ser. F, FRDD (Mandatory put date 09/04/18)	1.540	(cc)	11/01/35	850	850,000

Missouri 0.6%
Missouri St. Hlth. & Edl. Facs. Auth. Rev., BJC Hlth. Sys.	5.000		01/01/44	3,500	3,779,230

See Notes to Financial Statements.

PGIM National Muni Fund	25

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Nevada 0.5%
Clark Cnty. Passenger Facs. Charge Rev., Las Vegas McCarran Int’l. Arpt., Ser. A	5.125%	07/01/34	3,000	$3,125,250

New Jersey 6.8%
Camden Cnty. Impvt. Auth. Rev., Cooper Hlth. Sys. Oblig. Grp.	5.750	02/15/42	1,500	1,628,115
Cape May Cnty. Indl. Poll. Ctrl. Fin. Auth. Rev., Atlantic City Elec. Co., Ser. A, Rfdg., NATL	6.800	03/01/21	2,615	2,868,733
New Jersey Econ. Dev. Auth. Rev., Ser. BBB, Rfdg.	5.500	06/15/30	1,500	1,711,590
New Jersey Edl. Facs. Auth. Rev., Montclair St. Univ., Ser. A, Rfdg.	5.000	07/01/44	2,500	2,768,000
New Jersey Healthcare Facs. Fin. Auth. Rev.,
AHS Hosp. Corp., Rfdg.	4.000	07/01/41	1,500	1,533,000
AHS Hosp. Corp., Rfdg. (Pre-refunded 07/01/21)(ee)	6.000	07/01/41	500	557,080
Hackensack Meridian Hlth., Ser. A, Rfdg.	5.000	07/01/39	1,500	1,704,810
Inspira Hlth. Oblig. Grp.	4.000	07/01/47	750	754,403
RWJ Barnabas Hlth. Oblig. Grp., Rfdg.	5.000	07/01/43	1,500	1,673,370
RWJ Univ. Hosp.	5.500	07/01/43	1,000	1,118,570
Virtua Hlth., AGC	5.500	07/01/38	2,000	2,060,900
Virtua Hlth., Rfdg.	5.000	07/01/29	1,000	1,113,800
New Jersey St. Tpke. Auth., Rev.,
Ser. A (Pre-refunded date 07/01/22)(ee)	5.000	01/01/43	1,885	2,095,724
Ser. B, Rfdg.	5.000	01/01/40	1,000	1,137,140
Ser. E, Rfdg.	5.000	01/01/32	1,500	1,743,660
Ser. G, Rfdg.	4.000	01/01/43	1,500	1,556,745
Unrefunded, Ser. A	5.000	01/01/43	1,115	1,208,760
New Jersey St. Trans. Trust Fund Auth. Rev.,
Fed. Hwy. Reimbursement Nts., Ser. A-1	5.000	06/15/28	1,250	1,400,125
Fed. Hwy. Reimbursement Nts., Ser. A-1	5.000	06/15/31	2,000	2,212,660
Transn. Sys, Ser. A	5.500	12/15/23	3,000	3,379,020
Transn. Sys, Ser. A	5.875	12/15/38	3,000	3,028,590
Transn. Sys, Ser. B	5.500	06/15/31	1,000	1,057,880
Tob. Settlement Fing. Corp. Rev.,
Ser. A, Rfdg.	5.000	06/01/46	2,500	2,725,150
Ser. A, Rfdg.	5.250	06/01/46	1,000	1,116,190

				42,154,015

New York 4.6%
Long Island Pwr. Auth. Elec. Sys. Rev., Gen., Ser. A (Pre-refunded date 05/01/19)(ee)	6.000	05/01/33	1,000	1,028,960
Metropolitan Trans. Auth. Rev., Trans., Unrefunded, Ser. C	6.500	11/15/28	480	484,675

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
New York City, Unrefunded, Sub. Ser. I-1, GO	5.250%	04/01/28	75	$76,544
New York City Trans. Fin. Auth. Bldg. Aid. Rev.,
Fiscal 2009, Ser. S-3	5.250	01/15/39	1,500	1,518,660
Sub. Ser. S-1A	5.250	07/15/37	3,000	3,259,260
New York City Trans. Fin. Auth. Future Tax Sec’d. Rev., Future Tax Sec’d. Sub-Ser. D-1	5.000	11/01/38	3,000	3,249,870
New York Liberty Dev. Corp. Rev., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	1,939,998
New York St. Dorm. Auth. Rev.,
Memorial Sloan Kettering, Ser. 1, Rfdg.	5.000	07/01/42	1,000	1,135,710
Mount Sinai Sch. of Medicine, Ser. A	5.000	07/01/21	1,685	1,774,035
Rochester Inst. Tech., Ser. A, AMBAC	5.250	07/01/20	2,100	2,231,985
Rochester Inst. Tech., Ser. A, AMBAC	5.250	07/01/21	2,000	2,184,940
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., escrowed, Ser. B, ETM(ee)	5.500	10/15/23	3,750	4,325,250
Port Auth. of NY & NJ, Spl. Oblig. Rev., JFK Int’l. Air Terminal	5.000	12/01/20	500	519,700
TSASC, Inc., Rev., Ser. A, Rfdg.	5.000	06/01/41	2,000	2,155,340
Utility Debt Sec. Auth. Rev., Ser. TE	5.000	12/15/41	2,585	2,884,963

				28,769,890

North Carolina 0.2%
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev.,
Ser. A (Pre-refunded date 01/01/22)(ee)	6.000	01/01/26	650	735,612
Ser. A, ETM(ee)	6.400	01/01/21	425	448,957
Ser. C, AGC, Rfdg., ETM(ee)	6.000	01/01/19	95	96,363

				1,280,932

North Dakota 0.2%
McLean Cnty. Solid Wste. Facs. Rev., Great River Energy Proj., Ser. A	4.875	07/01/26	1,000	1,039,470

Ohio 4.9%
Buckeye Ohio Tob. Settlement, Asset-Bkd. Sr. Turbo Rev.,
Ser. A-2	5.125	06/01/24	4,725	4,710,919
Ser. A-2	5.875	06/01/30	3,500	3,516,030
Franklin Cnty. Hosp. Facs., Hospital Facs. Rev.	4.125	05/15/45	2,000	2,030,920

See Notes to Financial Statements.

PGIM National Muni Fund	27

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Ohio (cont’d.)
Franklin Cnty. Hosp. Facs. Rev.,
Nationwide Children’s Hosp. Proj.	4.000%		11/01/45	2,000	$2,033,560
Nationwide Children’s Hosp., Rfdg.	4.000		11/01/47	2,400	2,434,872
Ohio Hlth. Corp., Ser. A	5.000		11/15/41	2,000	2,144,880
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000		06/01/42	1,250	1,346,925
Hancock Cnty. Hosp. Rev., Blanchard Valley Regl. Hlth. Ctr., Rfdg. (Pre-refunded date 06/01/21)(ee)	6.250		12/01/34	400	445,984
Hilliard Sch. Dist. Sch. Impvt., CABS, GO, NATL	1.770	(s)	12/01/19	1,720	1,682,435
Lucas Cnty. Hosp. Rev.,
Promedica Healthcare, Ser. A, Rfdg. (Pre-refunded date 11/15/21)(ee)	6.000		11/15/41	750	843,353
Promedica Healthcare, Ser. A, Rfdg. (Pre-refunded date 11/15/21)(ee)	6.500		11/15/37	875	997,395
Middleburg Heights Hosp. Rev. Facs., Southwest Gen., Rfdg.	5.250		08/01/41	800	866,648
Ohio St. Higher Ed. Facs., Commn. Rev.,
Case Western Resv. Univ., Ser. B	6.500		10/01/20	405	423,213
Cleveland Clinic Hlth. Sys., Ser. A-1	5.000		01/01/42	2,000	2,174,480
Ohio St. Rev., Cleveland Clinic Hlth Sys., Ser. A, Rfdg.	4.000		01/01/36	2,500	2,629,100
Ohio St. Wtr. Dev. Auth. Rev., Poll. Ctl. Ln. Fd. Wtr. Quality, Ser. A (Pre-refunded date 12/01/19)(ee)	5.000		12/01/29	2,150	2,237,376

					30,518,090

Oklahoma 1.1%
Oklahoma St. Dev. Fin. Auth. Rev., St. Johns Hlth. Sys., Rfdg. (Pre-refunded date 02/15/22)(ee)	5.000		02/15/42	1,500	1,648,515
Oklahoma Tpke. Auth. Rev., Ser. A	5.000		01/01/42	3,000	3,362,340
Stillwater OK Util. Auth. Rev., Ser. A	5.000		10/01/39	1,865	2,101,501

					7,112,356

Oregon 0.3%
Port of Portland Arpt. Rev., Ser. 24B, AMT	5.000		07/01/42	1,500	1,664,595

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Pennsylvania 5.8%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Allegheny Hlth. Netw. Oblig., Rfdg.	5.000%	04/01/47	3,000	$3,279,000
Central Bradford Progress Auth. Rev., Guthrie Healthcare Sys.	5.375	12/01/41	2,700	2,945,241
Commonwealth Fing. Auth. Rev., Tob. Mstr. Settlement Payment Bonds	5.000	06/01/34	1,000	1,124,590
Geisinger Auth. Hlth. Sys. Rev., Ser. A-1	5.125	06/01/41	2,000	2,123,860
Geisinger Auth. Rev., Ser. A-1, Rfdg.	5.000	02/15/45	1,000	1,122,030
Gen. Auth. of Southcentral PA, Rev., Wellspan Hlth. Oblig. Grp., Ser. A, Rfdg.	5.000	06/01/44	3,000	3,256,350
Pennsylvania Higher Edl. Fac. Auth. Rev., Trustees Univ. of Pennsylvania, Ser. A	4.000	08/15/41	3,200	3,325,536
Pennsylvania Tpke. Comm. Rev.,
Ser. A	5.000	12/01/38	1,000	1,103,400
Ser. A-1	5.000	12/01/47	1,000	1,108,320
Ser. A-1, Rfdg.	5.000	12/01/40	1,500	1,657,650
Ser. A-2	5.000	12/01/48	2,000	2,232,460
Ser. B	5.000	12/01/45	7,000	7,731,920
Sub. Ser. B-1	5.250	06/01/47	2,000	2,234,300
Philadelphia Auth. for Indl. Dev. Rev., Children’s Hospital, Rfdg.	4.000	07/01/37	1,000	1,029,200
Union Cnty. Hosp. Auth. Rev., Evangelical Cmnty Hosp., Ser. B	5.000	08/01/48	1,500	1,655,685

				35,929,542

Puerto Rico 0.3%
Puerto Rico Comnwlth. Aquaduct & Swr. Auth.,
Sr. Lien, Ser. A, Rfdg.	5.750	07/01/37	1,260	1,185,975
Sr. Lien, Ser. A, Rfdg.	6.000	07/01/47	1,050	988,313

				2,174,288

Rhode Island 0.4%
Rhode Island Hlth. & Ed. Bldg. Corp. Higher Ed. Facs. Rev., Lifespan Oblig., Ser. A., AGC (Pre-refunded date 05/15/19)(ee)	7.000	05/15/39	2,000	2,073,800
Tob. Settlement Fing. Corp. Rev., Ser. A, Rfdg.	5.000	06/01/40	400	427,296

				2,501,096

See Notes to Financial Statements.

PGIM National Muni Fund	29

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

South Carolina 1.0%
South Carolina Prt. Auth. Rev Rev., AMT	4.000%	07/01/45	1,000	$1,007,690
South Carolina Pub. Svc. Auth. Rev.,
Santee Cooper, Ser. A, Rfdg.	5.125	12/01/43	2,000	2,120,800
Santee Cooper, Ser. A, Rfdg.	5.750	12/01/43	3,000	3,309,780

				6,438,270

South Dakota 0.4%
South Dakota Edl. Enhancement Fdg. Corp. Rev., Tob. Ser. B	5.000	06/01/27	1,000	1,086,310
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Avera Hlth., Ser. A, Rfdg.	5.000	07/01/42	1,600	1,695,264

				2,781,574

Tennessee 0.6%
Chattanooga Hlth. Edl. & Hsg. Facs. Brd. Rev., Catholic Hlth. Initiatives, Ser. A	5.250	01/01/45	1,500	1,603,125
Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. B, Rfdg., AMT	5.750	07/01/25	1,000	1,063,590
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/22	1,000	1,083,830

				3,750,545

Texas 7.6%
Austin Conv. Enterprises, Inc., Rev.,
First Tier Conv. Ctr., Ser. A, Rfdg.	5.000	01/01/29	235	265,996
Ser. A, Rfdg.	5.000	01/01/34	1,495	1,668,196
Austin TX Wtr. & Wstewtr. Sys. Rev., Austin Wtr. & Swr., Ser. A, Rfdg. (Pre-refunded date 11/15/19)(ee)	5.125	11/15/29	2,000	2,081,580
Brazos River Auth. Poll. Ctrl. Rev.,
TXU Energy Co. LLC Proj., Ser. D, Rfdg. (Escrow Bond)(d)^	5.400	10/01/29	1,000	—
TXU Rmkt., Rfdg., AMT (Escrow Bond)(d)^	5.400	05/01/29	1,500	—
Central TX Regl. Mobility Auth. Rev.,
Sr. Lien (Pre-refunded date 01/01/21)(ee)	6.000	01/01/41	1,000	1,091,240
Sr. Lien, Ser. A	5.000	01/01/45	1,000	1,087,750
Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch.	6.000	08/15/43	1,000	1,110,180
Idea Pub. Sch., Rfdg., PSFG	5.000	08/15/39	1,000	1,101,840
Dallas-Fort Worth Int’l. Arpt. Rev., Ser. E, Rfdg., AMT	5.000	11/01/35	5,000	5,272,450

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Grand Parkway Trans. Corp., First Tier Toll Rev., Ser. A	5.125%		10/01/43	2,000	$2,181,820
Gulf Coast Wste. Disp. Auth. Rev., Exxon Proj., Rfdg., FRDD (Mandatory put date 09/04/18)	1.520	(cc)	10/01/24	205	205,000
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev.,
Children’s Hosp. Proj.	5.500		10/01/39	1,500	1,551,495
Houston Methodist Hosp. Oblig.	4.000		12/01/45	1,500	1,511,400
Harris Cnty. Metro. Trans. Auth. Rev., Ser. A	5.000		11/01/36	3,000	3,246,990
Harris Cnty. Toll Road Auth. Rev., Sr. Lien, Ser. A, Rfdg.	5.000		08/15/43	3,000	3,423,960
Houston Arpt. Sys. Rev.,
Sub. Lien, Ser. A, Rfdg., AMT	5.000		07/01/25	575	617,826
Sub. Lien, Ser. A, Rfdg., AMT	5.000		07/01/32	1,000	1,079,560
Sub. Lien, Ser. B, Rfdg.	5.000		07/01/32	2,000	2,181,120
Sub. Ser. A, AMT	5.000		07/01/41	1,000	1,128,160
Houston Combined Util. Sys. Rev.,
1st Lien, Rfdg., AGC (Pre-refunded date 05/15/19)(ee)	5.250		11/15/33	1,430	1,465,064
1st Lien, Ser. A, Rfdg., AGC (Pre-refunded date 05/15/19)(ee)	5.250		11/15/33	80	81,990
North TX Twy. Auth. Rev.,
First Tier, Rfdg. (Pre-refunded date 01/01/21)(ee)	6.000		01/01/38	1,000	1,094,830
Ser. B, Rfdg.	5.000		01/01/45	2,000	2,198,480
Spl. Projs., Ser. A (Pre-refunded date 09/01/21)(ee)	5.500		09/01/41	1,000	1,102,580
Unrefunded, First Tier, Ser. A, Rfdg.	6.250		01/01/39	370	375,043
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B, Rfdg. (Escrow Bond)(d)^	6.150		08/01/22	1,000	—
San Antonio Wtr. Sys. Rev., Jr. Lien, Ser. C, Rfdg.	5.000		05/15/41	1,000	1,132,650
Texas Mun. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Var. Sr. Lien, Ser. B, 3 Month LIBOR + 0.700%	2.268	(c)	12/15/26	1,500	1,480,830
Texas Private Activity Surface Trans. Corp. Rev.,
Sr. Lien LBJ Infrastructure	7.000		06/30/40	2,500	2,698,775
Sr. Lien NTE Mobility, Ser. 3A & 3B, AMT	6.750		06/30/43	500	580,745
Sr. Lien NTE Mobility, Ser. 3A & 3B, AMT	7.000		12/31/38	1,500	1,766,205
Texas St. Vets. Hsg. Assistance Proj. Fdg., Ser. II-A, GO	5.250		12/01/23	2,500	2,566,325

					47,350,080

Utah 0.8%
County of Utah UT Rev., IHC Hlth. Serv. Inc., Ser. A, Rfdg.	4.000		05/15/41	5,000	5,125,150

See Notes to Financial Statements.

PGIM National Muni Fund	31

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Virginia 1.2%
Fairfax Cnty. Indl. Dev. Auth. Rev.,
Healthcare, Inova Hlth. Sys.	5.000%		05/15/40	2,000	$2,176,800
Inova Hlth. Sys., Ser. A, Rfdg.	4.000		05/15/48	2,000	2,040,240
Front Royal & Warren Cnty. Indl. Dev. Auth. Rev., VLY Hlth. Sys.	4.000		01/01/50	1,000	1,006,150
Norfolk Eco. Dev. Auth. Rev., Sentara Healthcare, Ser. B, Rfdg.	4.000		11/01/48	2,000	2,050,340

					7,273,530

Washington 3.7%
Port of Seattle Rev., Intermediate Lien,
Ser. A, AMT	5.000		05/01/43	1,500	1,667,880
Ser. B, Rfdg., AMT	5.000		09/01/26	1,115	1,200,799
Ser. C, Rfdg., AMT	5.000		02/01/24	2,500	2,654,025
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev.,
Rfdg. & Impvt., Ser. A	5.000		12/01/37	1,000	1,059,390
Valley Hospital	5.750		12/01/35	625	656,369
Washington St. Conv. Ctr. Pub. Facs. Dist. Rev., Revenue Bonds	5.000		07/01/58	3,000	3,352,650
Washington St. Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr., Rfdg.	5.000		07/01/38	2,690	2,927,339
Overlake Hosp. Med. Ctr., Rfdg. (Pre-refunded date 07/01/20)(ee)	5.500		07/01/30	1,115	1,189,225
Providence Hlth. & Svcs., Ser. A	5.000		10/01/39	3,500	3,637,865
Seattle Children’s Hospital, Ser. A	5.000		10/01/42	2,000	2,173,820
Seattle Children’s Hospital, Ser. A	5.000		10/01/47	1,000	1,122,320
Swedish Hlth. Svcs., Ser. A (Pre-refunded date 05/15/21)(ee)	6.250		11/15/41	1,500	1,674,750

					23,316,432

West Virginia 0.7%
Harrison Cnty. Rev., Var. Monongahela Pwr. Co. Proj., Rfdg. AMT (Mandatory put date 10/15/21)	3.000	(cc)	10/15/37	500	499,845
West Virginia Eco. Dev. Auth., Rev., Wheeling Pwr. Co. Mitche, Ser. A, Rfdg. (Mandatory put date 04/01/22)	3.000	(cc)	06/01/37	500	502,015
West Virginia Hosp. Fin. Auth. Rev., Cabell Huntington Hosp. Oblig., Ser. B	5.000		01/01/43	1,000	1,106,860
West Virginia Prkwys. Auth. Rev., Senior Turnpike Toll Rev	4.000		06/01/47	1,970	2,014,620

					4,123,340

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Wisconsin 0.6%
Wisconsin Hlth. & Edl. Facs. Auth. Rev.,
Ascension Hlth. Alliance, Ser. B1, Rfdg.	4.000%	11/15/43	1,500	$1,526,505
Children’s Hosp. of Wisconsin, Rfdg.	4.000	08/15/47	2,500	2,530,000

				4,056,505

Wyoming 0.1%
Campbell Cnty. Solid Wst. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	5.750	07/15/39	500	515,825

TOTAL INVESTMENTS 99.2% (cost $589,760,465)				617,564,406
Other assets in excess of liabilities(z) 0.8%				4,810,899

NET ASSETS 100.0%				$622,375,305

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

CABS—Capital Appreciation Bonds

ETM—Escrowed to Maturity

FRDD—Financial Rate Daily Demand Note

GO—General Obligation

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

PSFG—Permanent School Fund Guarantee

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(s)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2018.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

PGIM National Muni Fund	33

Schedule of Investments (continued)

as of August 31, 2018

Futures contracts outstanding at August 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Short Position:
17	20 Year U.S. Treasury Bonds	Dec. 2018	$2,451,719	$4,240

Cash of $190,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts as of August 31, 2018.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alabama	$—	$3,451,795	$—
Arizona	—	16,612,860	—
California	—	103,022,578	—
Colorado	—	7,577,490	—
Connecticut	—	5,751,820	—
District of Columbia	—	15,543,452	—
Florida	—	47,027,297	—
Georgia	—	13,072,835	—
Hawaii	—	8,832,785	—
Illinois	—	86,756,239	—
Indiana	—	804,779	—
Kansas	—	3,454,617	—
Kentucky	—	3,769,175	—
Louisiana	—	6,746,048	—
Maine	—	1,003,180	—
Maryland	—	4,765,585	—
Massachusetts	—	16,771,791	—
Michigan	—	5,837,955	—
Minnesota	—	1,132,120	—
Mississippi	—	850,000	—
Missouri	—	3,779,230	—

See Notes to Financial Statements.

34

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds (continued)
Nevada	$—	$3,125,250	$—
New Jersey	—	42,154,015	—
New York	—	28,769,890	—
North Carolina	—	1,280,932	—
North Dakota	—	1,039,470	—
Ohio	—	30,518,090	—
Oklahoma	—	7,112,356	—
Oregon	—	1,664,595	—
Pennsylvania	—	35,929,542	—
Puerto Rico	—	2,174,288	—
Rhode Island	—	2,501,096	—
South Carolina	—	6,438,270	—
South Dakota	—	2,781,574	—
Tennessee	—	3,750,545	—
Texas	—	47,350,080	—
Utah	—	5,125,150	—
Virginia	—	7,273,530	—
Washington	—	23,316,432	—
West Virginia	—	4,123,340	—
Wisconsin	—	4,056,505	—
Wyoming	—	515,825	—
Other Financial Instruments*
Futures Contracts	4,240	—	—

Total	$4,240	$617,564,406	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2018 were as follows (unaudited):

Transportation	25.4%
General Obligation	24.3
Healthcare	20.2
Pre-Refunded	8.2
Education	5.6
Water & Sewer	5.1
Tobacco Appropriated	3.8
Power	3.1
Development	2.5%
Corporate Backed IDB & PCR	0.9
Lease Backed Certificate of Participation	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

See Notes to Financial Statements.

PGIM National Muni Fund	35

Schedule of Investments (continued)

as of August 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$4,240	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(46,596)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$4,240

For the year ended August 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)
$1,006,719

(1)	Notional Amount in USD.

See Notes to Financial Statements.

36

Statement of Assets & Liabilities

as of August 31, 2018

Assets
Unaffiliated investments (cost $589,760,465)	$617,564,406
Cash	51,879
Interest receivable	7,235,642
Receivable for Fund shares sold	350,672
Deposit with broker for futures	190,000

Total Assets	625,392,599

Liabilities
Payable for Fund shares reacquired	1,272,665
Payable for investments purchased	1,103,250
Management fee payable	250,889
Distribution fee payable	138,621
Accrued expenses and other liabilities	121,577
Dividends payable	101,668
Affiliated transfer agent fee payable	28,624

Total Liabilities	3,017,294

Net Assets	$622,375,305

Net assets were comprised of:
Common stock, at par	$426,488
Paid-in capital in excess of par	602,486,394

602,912,882
Undistributed net investment income	2,214,183
Accumulated net realized loss on investment transactions	(10,559,941)
Net unrealized appreciation on investments	27,808,181

Net assets, August 31, 2018	$622,375,305

See Notes to Financial Statements.

PGIM National Muni Fund	37

Statement of Assets & Liabilities

as of August 31, 2018

Class A
Net asset value and redemption price per share, ($517,433,437 ÷ 35,459,752 shares of common stock issued and outstanding)	$14.59
Maximum sales charge (4.00% of offering price)	0.61

Maximum offering price to public	$15.20

Class B
Net asset value, offering price and redemption price per share,
($13,156,838 ÷ 899,063 shares of common stock issued and outstanding)	$14.63

Class C
Net asset value, offering price and redemption price per share,
($26,372,945 ÷ 1,803,443 shares of common stock issued and outstanding)	$14.62

Class Z
Net asset value, offering price and redemption price per share,
($61,647,980 ÷ 4,228,407 shares of common stock issued and outstanding)	$14.58

Class R6
Net asset value, offering price and redemption price per share,
($3,764,105 ÷ 258,151 shares of common stock issued and outstanding)	$14.58

See Notes to Financial Statements.

38

Statement of Operations

Year Ended August 31, 2018

Net Investment Income (Loss)
Interest income	$26,832,244

Expenses
Management fee	3,072,503
Distribution fee(a)	1,703,138
Transfer agent’s fees and expenses (including affiliated expense of $161,688)(a)	390,185
Custodian and accounting fees	103,762
Registration fees(a)	68,383
Shareholders’ reports	48,033
Audit fee	39,162
Legal fees and expenses	27,079
Directors’ fees	23,426
Miscellaneous	22,416

Total expenses	5,498,087
Less: Fee waiver and/or expense reimbursement(a)	(20,540)
Custodian fee credit	(4,044)

Net expenses	5,473,503

Net investment income (loss)	21,358,741

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	1,125,773
Futures transactions	(46,596)

1,079,177

Net change in unrealized appreciation (depreciation) on:
Investments	(18,851,129)
Futures	4,240

(18,846,889)

Net gain (loss) on investment transactions	(17,767,712)

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,591,029

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	1,352,741	76,364	274,033	—	—
Transfer agent’s fees and expenses	321,802	12,835	16,879	38,631	38
Registration fees	8,983	10,500	8,959	18,953	20,988
Fee waiver and/or expense reimbursement	—	—	—	—	(20,540)

See Notes to Financial Statements.

PGIM National Muni Fund	39

Statements of Changes in Net Assets

	Year Ended August 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,358,741	$23,276,178
Net realized gain (loss) on investment transactions	1,079,177	(4,928,510)
Net change in unrealized appreciation (depreciation) on investments	(18,846,889)	(19,198,499)

Net increase (decrease) in net assets resulting from operations	3,591,029	(850,831)

Dividends from net investment income
Class A	(18,145,835)	(19,976,098)
Class B	(460,002)	(675,580)
Class C	(704,264)	(851,433)
Class Z	(2,020,822)	(1,469,357)
Class R6	(24,438)	—

	(21,355,361)	(22,972,468)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	54,867,803	52,046,861
Net asset value of shares issued in reinvestment of dividends	18,265,401	19,363,359
Cost of shares reacquired	(97,478,056)	(91,763,432)

Net increase (decrease) in net assets from Fund share transactions	(24,344,852)	(20,353,212)

Total increase (decrease)	(42,109,184)	(44,176,511)

Net Assets:
Beginning of year	664,484,489	708,661,000

End of year(a)	$622,375,305	$664,484,489

(a) Includes undistributed/(distributions in excess of) net investment income of:	$2,214,183	$1,711,481

See Notes to Financial Statements.

40

Notes to Financial Statements

Prudential National Muni Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. PGIM National Muni Fund (the “Fund”) is the sole series of the Company. Effective June 11, 2018, the Fund became a series of the Company, the Fund’s name was changed by replacing “Prudential” with “PGIM” and the Fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some

PGIM National Muni Fund	41

Notes to Financial Statements (continued)

of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

42

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

PGIM National Muni Fund	43

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fee, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

44

2. Agreements

The Company, on behalf of the Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.50% of the average daily net assets of the Fund up to and including $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $250 million, 0.40% of the next $250 million and 0.375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate before any waivers and/or expense reimbursement was 0.48% of the Fund’s average daily net assets for the year ended August 31, 2018.

PGIM Investments LLC (PGIM Investments) has contractually agreed, through December 31, 2019, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.61% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments has voluntarily agreed through August 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Effective September 1, 2018 this voluntary agreement became contractual through December 31,

PGIM National Muni Fund	45

Notes to Financial Statements (continued)

2019. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 0.50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it has received $299,475 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2018, it received $5,000, $11,932 and $1,625 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors,

46

and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended August 31, 2018, no such transactions were entered into by the Fund.

For the year ended August 31, 2018, the Fund’s purchases and sales transactions under Rule 17a-7, were $15,109,567 and $12,356,315, respectively. There were no realized gains (losses) associated with these 17a-7 transactions during the reporting period.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2018, were $265,683,566 and $289,304,907, respectively.

Although floating rate daily demand notes are shown as short-term investments in the Schedule of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended August 31, 2018, the adjustments were to increase undistributed net investment income by $499,322, decrease accumulated net realized loss on investment transactions by $2,828,349 and decrease paid-in capital in excess of par by $3,327,671 due to the difference in the treatment of accreting market discount between financial and tax reporting, defaulted securities and the expiration of a capital loss carryforward. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended August 31, 2018, the tax character of dividends paid by the Fund were $94,056 of ordinary income and $21,261,305 of tax-exempt income. For the year ended August 31, 2017, the tax character of dividends paid by the Fund were $249,546 of ordinary income and $22,722,922 of tax-exempt income.

As of August 31, 2018, the accumulated undistributed earnings on a tax basis were $1,888,743 of tax-exempt income (includes timing difference of $101,668 for dividends payable) and $427,107 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

PGIM National Muni Fund	47

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$589,185,358	$29,530,125	$(1,146,837)	$28,383,288

The difference between book basis and tax basis was primarily attributable to differences in the treatment of accreting market discount for book and tax purposes and other book to tax differences.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund expired approximately $3,328,000 of its capital loss carryforward in the fiscal year ended August 31, 2018. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2018, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$9,977,000

Pre-Enactment Losses:
Expires 2019	$1,158,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are subject to a maximum front-end sales charge of 4.00%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to

48

a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1 billion shares of common stock, $0.01 par value per share, authorized and divided into six classes, designated Class A, Class B, Class C, Class Z, Class T and Class R6 common stock, each of which consists of 150 million, 5 million, 25 million, 375 million, 75 million and 370 million shares, respectively.

The Fund currently does not have any Class T shares outstanding.

As of August 31, 2018, Prudential, through its affiliate entities, including affiliated funds (if applicable), owned 695 Class R6 shares of the Fund. At reporting period end, four shareholders of record held 41% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2018:
Shares sold	1,420,044	$20,900,783
Shares issued in reinvestment of dividends and distributions	1,045,900	15,361,805
Shares reacquired	(4,847,045)	(71,274,358)

Net increase (decrease) in shares outstanding before conversion	(2,381,101)	(35,011,770)
Shares issued upon conversion from other share class(es)	311,981	4,606,318
Shares reacquired upon conversion into other share class(es)	(294,277)	(4,314,151)

Net increase (decrease) in shares outstanding	(2,363,397)	$(34,719,603)

Year ended August 31, 2017:
Shares sold	2,021,394	$30,035,467
Shares issued in reinvestment of dividends and distributions	1,126,210	16,768,602
Shares reacquired	(4,484,399)	(66,826,754)

Net increase (decrease) in shares outstanding before conversion	(1,336,795)	(20,022,685)
Shares issued upon conversion from other share class(es)	293,891	4,373,168
Shares reacquired upon conversion into other share class(es)	(599,654)	(8,861,492)

Net increase (decrease) in shares outstanding	(1,642,558)	$(24,511,009)

PGIM National Muni Fund	49

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended August 31, 2018:
Shares sold	3,117	$45,724
Shares issued in reinvestment of dividends and distributions	26,321	387,833
Shares reacquired	(131,109)	(1,929,650)

Net increase (decrease) in shares outstanding before conversion	(101,671)	(1,496,093)
Shares reacquired upon conversion into other share class(es)	(214,535)	(3,184,637)

Net increase (decrease) in shares outstanding	(316,206)	$(4,680,730)

Year ended August 31, 2017:
Shares sold	11,611	$175,826
Shares issued in reinvestment of dividends and distributions	36,456	544,436
Shares reacquired	(152,667)	(2,270,981)

Net increase (decrease) in shares outstanding before conversion	(104,600)	(1,550,719)
Shares reacquired upon conversion into other share class(es)	(270,319)	(4,036,847)

Net increase (decrease) in shares outstanding	(374,919)	$(5,587,566)

Class C
Year ended August 31, 2018:
Shares sold	273,721	$4,036,765
Shares issued in reinvestment of dividends and distributions	43,651	642,547
Shares reacquired	(366,467)	(5,411,186)

Net increase (decrease) in shares outstanding before conversion	(49,095)	(731,874)
Shares reacquired upon conversion into other share class(es)	(111,775)	(1,652,233)

Net increase (decrease) in shares outstanding	(160,870)	$(2,384,107)

Year ended August 31, 2017:
Shares sold	340,035	$5,096,123
Shares issued in reinvestment of dividends and distributions	50,307	750,663
Shares reacquired	(524,851)	(7,808,346)

Net increase (decrease) in shares outstanding before conversion	(134,509)	(1,961,560)
Shares reacquired upon conversion into other share class(es)	(117,069)	(1,750,743)

Net increase (decrease) in shares outstanding	(251,578)	$(3,712,303)

Class Z
Year ended August 31, 2018:
Shares sold	1,779,129	$26,173,144
Shares issued in reinvestment of dividends and distributions	125,965	1,847,715
Shares reacquired	(1,281,015)	(18,800,189)

Net increase (decrease) in shares outstanding before conversion	624,079	9,220,670
Shares issued upon conversion from other share class(es)	375,846	5,515,500
Shares reacquired upon conversion into other share class(es)	(72,157)	(1,062,146)

Net increase (decrease) in shares outstanding	927,768	$13,674,024

Year ended August 31, 2017:
Shares sold	1,127,597	$16,739,445
Shares issued in reinvestment of dividends and distributions	87,356	1,299,658
Shares reacquired	(995,278)	(14,857,351)

Net increase (decrease) in shares outstanding before conversion	219,675	3,181,752
Shares issued upon conversion from other share class(es)	710,411	10,496,892
Shares reacquired upon conversion into other share class(es)	(14,963)	(220,978)

Net increase (decrease) in shares outstanding	915,123	$13,457,666

50

Class R6	Shares	Amount
Period ended August 31, 2018*:
Shares sold	254,437	$3,711,387
Shares issued in reinvestment of dividends and distributions	1,749	25,501
Shares reacquired	(4,298)	(62,673)

Net increase (decrease) in shares outstanding before conversion	251,888	3,674,215
Shares issued upon conversion from other share class(es)	6,263	91,349

Net increase (decrease) in shares outstanding	258,151	$3,765,564

*	Commencement of offering was December 4, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA.

Subsequent to the reporting period end, the SCA has been renewed effective October 4, 2018 and will continue to provide a commitment of $900 million through October 3, 2019. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended August 31, 2018.

8. Other Risks

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

PGIM National Muni Fund	51

Notes to Financial Statements (continued)

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The

52

reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM National Muni Fund	53

Financial Highlights

Class A Shares
		Year Ended August 31,
	2018(a)	2017(a)	2016(a)	2015	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.00	$15.52	$15.00	$15.25	$14.21
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.52	0.54	0.56	0.58
Net realized and unrealized gain (loss) on investment transactions	(0.40)	(0.52)	0.51	(0.27)	1.03
Total from investment operations	0.09	-	1.05	0.29	1.61
Less Dividends:
Dividends from net investment income	(0.50)	(0.52)	(0.53)	(0.54)	(0.57)
Net asset value, end of year	$14.59	$15.00	$15.52	$15.00	$15.25
Total Return(b):	0.61%	0.06%	7.14%	1.93%	11.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$517,433	$567,228	$612,452	$594,949	$636,897
Average net assets (000)	$541,097	$576,650	$600,384	$624,919	$632,625
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement(c)	0.83%	0.84%	0.84%	0.84%	0.84%
Expenses before waivers and/or expense reimbursement(c)	0.83% (d)	0.84%	0.84%	0.87%	0.89%
Net investment income (loss)	3.35%	3.51%	3.55%	3.66%	3.89%
Portfolio turnover rate(e)	42%	33%	20%	15%	12%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)

The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets.

(d)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class B Shares
		Year Ended August 31,
	2018(a)	2017(a)	2016(a)	2015	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.04	$15.56	$15.05	$15.30	$14.26
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.49	0.51	0.53	0.54
Net realized and unrealized gain (loss) on investment transactions	(0.41)	(0.53)	0.50	(0.27)	1.03
Total from investment operations	0.04	(0.04)	1.01	0.26	1.57
Less Dividends:
Dividends from net investment income	(0.45)	(0.48)	(0.50)	(0.51)	(0.53)
Net asset value, end of year	$14.63	$15.04	$15.56	$15.05	$15.30
Total Return(b):	0.28%	(0.19)%	6.79%	1.68%	11.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,157	$18,278	$24,749	$27,670	$32,479
Average net assets (000)	$15,273	$21,017	$26,104	$30,215	$32,599
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.17%	1.09%	1.09%	1.09%	1.09%
Expenses before waivers and/or expense reimbursement	1.17% (c)	1.09%	1.09%	1.09%	1.09%
Net investment income (loss)	3.01%	3.26%	3.30%	3.41%	3.64%
Portfolio turnover rate(d)	42%	33%	20%	15%	12%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM National Muni Fund	55

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2018(a)	2017(a)	2016(a)	2015	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.03	$15.56	$15.04	$15.30	$14.25
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.41	0.43	0.44	0.47
Net realized and unrealized gain (loss) on investment transactions	(0.41)	(0.53)	0.51	(0.27)	1.04
Total from investment operations	(0.03)	(0.12)	0.94	0.17	1.51
Less Dividends:
Dividends from net investment income	(0.38)	(0.41)	(0.42)	(0.43)	(0.46)
Net asset value, end of year	$14.62	$15.03	$15.56	$15.04	$15.30
Total Return(b):	(0.17)%	(0.72)%	6.36%	1.12%	10.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,373	$29,522	$34,471	$25,593	$24,900
Average net assets (000)	$27,403	$31,063	$29,890	$25,478	$24,794
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.61%	1.59%	1.59%	1.59%	1.59%
Expenses before waivers and/or expense reimbursement	1.61% (c)	1.59%	1.59%	1.59%	1.59%
Net investment income (loss)	2.57%	2.76%	2.79%	2.92%	3.14%
Portfolio turnover rate(d)	42%	33%	20%	15%	12%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Class Z Shares
		Year Ended August 31,
	2018(a)	2017(a)	2016(a)	2015	2014
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.98	$15.51	$14.99	$15.24	$14.20
Income (loss) from investment operations:
Net investment income (loss)	0.52	0.56	0.58	0.59	0.61
Net realized and unrealized gain (loss) on investment transactions	(0.39)	(0.54)	0.51	(0.26)	1.03
Total from investment operations	0.13	0.02	1.09	0.33	1.64
Less Dividends:
Dividends from net investment income	(0.53)	(0.55)	(0.57)	(0.58)	(0.60)
Net asset value, end of year	$14.58	$14.98	$15.51	$14.99	$15.24
Total Return(b):	0.89%	0.24%	7.41%	2.18%	11.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$61,648	$49,457	$36,989	$28,490	$19,660
Average net assets (000)	$56,666	$39,555	$31,385	$23,736	$18,061
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.62%	0.59%	0.59%	0.59%	0.59%
Expenses before waivers and/or expense reimbursement	0.62% (c)	0.59%	0.59%	0.59%	0.59%
Net investment income (loss)	3.57%	3.77%	3.79%	3.92%	4.14%
Portfolio turnover rate(d)	42%	33%	20%	15%	12%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM National Muni Fund	57

Financial Highlights (continued)

Class R6 Shares
	December 4, 2017(a) through August 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.82
Income (loss) from investment operations:
Net investment income (loss)	0.39
Net realized and unrealized gain (loss) on investment transactions	(0.20)
Total from investment operations	0.19
Less Dividends:
Dividends from net investment income	(0.43)
Net asset value, end of period	$14.58
Total Return(c):	1.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,764
Average net assets (000)	$908
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.61%	(d)
Expenses before waivers and/or expense reimbursement	3.67%	(d)
Net investment income (loss)	3.66%	(d)
Portfolio turnover rate(e)	42%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential National Muni Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM National Muni Fund (formerly Prudential National Muni Fund, Inc.) (the Fund), a series of Prudential National Muni Fund, Inc., including the schedule of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended August 31, 2018, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 16, 2018

PGIM National Muni Fund	59

Tax Information (unaudited)

During the fiscal year ended August 31, 2018, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z	Class R6

Tax-Exempt Dividends	$.50	$.45	$.38	$.53	$.43

In January 2019, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2018.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

60

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 91	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (66) Board Member Portfolios Overseen: 91	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (66) Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM National Muni Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans (57) Board Member Portfolios Overseen: 90	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 91	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Independent Director Kabbage, Inc. (since July 2018) (financial services).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017
Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 91	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (75) Board Member Portfolios Overseen: 91	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM National Muni Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid (56)# Board Member Portfolios Overseen: 90	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (56) Board Member & President Portfolios Overseen: 91	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen: 91	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (59) Board Member Portfolios Overseen: 90	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM National Muni Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004
Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018
Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

PGIM National Muni Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM National Muni Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM National Muni Fund is the sole series of Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments

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and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM National Muni Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PGIM Investments’ assertion that the Fund’s Peer Universe contains funds with varying duration profiles, making relative peer comparisons of limited relevance.

•	The Board also considered PGIM Investments’ assertion that the Fund has a duration profile near the top quartile of its peers.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual fund operating expenses for Class R6 shares to exceed 0.61% through December 31, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM National Muni Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C.Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM National Muni Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM NATIONAL MUNI FUND

SHARE CLASS	A	B	C	Z	R6*
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX	PNMQX
CUSIP	74441U105	74441U204	74441U303	74441U402	74441U600

*Formerly known as Class Q shares.

MF104E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2018 and August 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $39,162 and $38,774 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2018 and August 31, 2017: none.

(c) Tax Fees

For the fiscal years ended August 31, 2018 and August 31, 2017: none.

(d) All Other Fees

For the fiscal years ended August 31, 2018 and August 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2018 and August 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2018 and August 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential National Muni Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 16, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	October 16, 2018